UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report June 23, 2011

DIVERSIFIED OPPORTUNITIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23446	94-300888
(Commission File Number)	(IRS Employer Identification No.)

2280 Lincoln Avenue, Suite 200, San Jose CA 95125
(Address of Principal Executive Offices)

408-265-6233
(Registrant's Telephone Number, Including Area Code)

1042 N. El Camino Real, B-261, Encinitas, CA 92024-1322
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions.  Statements in this report concerning the following are forward looking statements:

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future financial and operating results;

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our ability to fund operations and business plans, and the timing of any funding or corporate development transactions we may pursue;

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the ability of our suppliers to provide products or services in the future of an acceptable quality on a timely and cost-effective basis;

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expectations concerning market acceptance of our products;

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current and future economic and political conditions;

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overall industry and market trends;

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management’s goals and plans for future operations; and

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other assumptions described in this report underlying or relating to any forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  Except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Important factors that may cause actual results to differ from those projected include the risk factors specified below.

USE OF DEFINED TERMS

Except where the context otherwise requires and for the purposes of this report only:

•

"we," "us," "our" and "Company" refer to the combined business of Diversified Opportunities, Inc., and  its consolidated subsidiaries, including SugarMade, Inc.;

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"Exchange Act" refers to the United States Securities Exchange Act of 1934, as amended;

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"SEC" refers to the United States Securities and Exchange Commission;

•

"Securities Act" refers to the United States Securities Act of 1933, as amended;

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“Sugarmade-CA” refers to the business and operations of our subsidiary, Sugarmade, Inc., prior to the completion of the Sugarmade Acquisition; and

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"U.S. dollars," "dollars" and "$" refer to the legal currency of the United States.

Explanatory Note: This Form 8-K/A amends the Company’s Current Report on Form 8-K dated May 9, 2011 (the “Original 8-K”) filed with the SEC on May 13, 2011.  Because the filing date of the Original 8-K was within 45 days after the most recent quarter end of Sugarmade, Inc, a California corporation (“Sugarmade-CA”), the business acquired by the Company, the financial statements of Sugarmade required by Items 2.01(f) and 9.01 of Form 8-K did not include the most recent quarter end review.  Accordingly, the Company is now filing the information that would be required to be included in a quarterly review for Sugarmade-CA.  Additionally, this Form 8-K/A amends the Original 8-K to supply erroneously omitted or improperly formatted numbers from the Original 8-K.  Accordingly, this Form 8-K/A should be read in conjunction with the Original 8-K.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion and analysis is intended as a review of significant factors affecting our financial condition and results of operations for the periods indicated.  The discussion should be read in conjunction with our consolidated financial statements and the notes presented herein.  In addition to historical information, the following Management's Discussion and Analysis of Financial Condition and Results of Operations contains forward-looking statements that involve risks and uncertainties. Our actual results could differ significantly from those anticipated in these forward-looking statements as a result of certain factors discussed herein and any other periodic reports (to be) filed with the Securities and Exchange Commission.

Overview and Financial Condition

Discussions with respect to our Company’s operations included herein refer to our operating subsidiary, Sugarmade-CA.  The discussions relate to Sugarmade-CA’s financial results and financial position as of and for the three months ended March 31, 2011.  Our Company purchased Sugarmade-CA on May 9, 2011.  We have no other operations than those of Sugarmade-CA.  Information with respect to our Company’s nominal operations prior to the Sugarmade Acquisition is not included herein.  Such information may be found within our Company’s Quarterly Report on Form 10-Q as of and for the three and nine months ended March 31, 2011 filed with the Securities and Exchange Commission on April 28, 2011.

Results of Operations

Revenues

Our Company had insignificant revenues totaling $1,538 for the three months ended March 31, 2011 (we had revenues totaling $8,760 during the comparable period in 2010).  Our Company had its first sale in January 2010.  Our activities to date have been primarily centered on establishing relationships with our supplier and potential customers, recruiting an executive management team and instituting systems to control and grow our future operations.  Going forward, we plan to heavily market our tree-free paper products and educate potential customers concerning their quality, suitability and environmental advantages of our products over traditional tree-based paper products.  While we are optimistic about the prospects for our Company, since this is a relatively new product offering with significantly different characteristics compared with existing paper products on the market (and we have not recognized significant revenues to date), there can be no assurance about whether or when our products will generate sufficient revenues with adequate margins in order for our Company to be profitable.

Cost of goods sold

Cost of goods sold totaled $16,539 for the three months ended March 31, 2011 ($2,622 for the comparable period in 2010).  Included in costs of goods sold is a provision for inventory obsolescence totaling $15,195 in 2011 (no comparable amounts in 2010).  The provision represents the reserving of inventory parts of a different grade, packaging or composition from our current customer product offerings.

Gross margin

Gross margin totaled a negative $15,001 for the three months ended March 31, 2011 ($6,138 for the comparable period in 2010).  The gross margin percentage realized in both periods do not represent what we are currently estimating will be typical margin percentages going forward when we have more substantial levels of sales revenues.

Selling, general and administrative expenses

Selling, general and administrative expenses totaled $238,155 for the three months ended March 31, 2011 ($155,044 for the comparable period in 2010).  Included in these expenses for 2011 and 2010 respectively were payroll and related expenses of $68,347 and $75,109.  Consulting expenses totaled $83,373 in 2011 and $31,402 in 2010, while legal and auditing expenses totaled $36,027 and $23,416 in 2011 and 2010, respectively.  Warehousing and storage costs totaled $2,806 and $8,705 in 2011 and 2010, respectively.  Travel, meals and entertainment expenses were $14,924 in 2011 and $6,670 in 2010.  Advertising and promotion totaled $10,839 in 2011 and $3,269 in 2010.

Amortization of license and supply agreement

We recognized amortization of our license and supply agreement with SCPC totaling $4,601 and $4,176 for the three months ended March 31, 2011 and 2010, respectively.  The amortization represented the recognition of the cost of the SCPC agreement over its initial twenty year term.

Interest expense and interest income

Interest expense totaled $27,045 and $23,682 for the three months ended March 31, 2011 and 2010, respectively.  Interest expense was primarily the result of amounts due under notes payable outstanding through March 31, 2011.  Interest income totaled $6,350 in 2011 and $2,543 in 2010 and was derived almost exclusively from a note receivable due from a stockholder and former officer of our Company.  In connection with the Sugarmade Acquisition an aggregate of $693,900 in principal under outstanding promissory notes was converted to equity.  Accordingly, we expect that interest expense to be substantially less going forward.

Net loss

Our net loss totaled $278,609 and $174,221 for the three months ended March 31, 2011 and 2010, respectively.

Liquidity and Capital Resources

We have primarily financed our operations from our inception in March 2009 through the sale of unregistered equity and convertible notes payable.  As of March 31, 2011, our Company had cash totaling $8,636, current assets totaling $17,527 and total assets of $557,384 (including $341,990 in intangible assets related to the license and supply agreement with SCPC).  We had total current liabilities of $269,282 and a working capital deficiency of $251,755.  Total liabilities were $1,297,932 (including $172,750 and $693,900 of subscriptions and notes payable, respectively, subsequently converted into common stock), resulting in a stockholders’ deficiency of $740,548 at March 31, 2011.  Our stockholder deficiency was cured with the cash receipts and conversions of notes payable that took place from April 2011 through the date of this report.

Net cash flows consumed by operating activities totaled $180,424 for three months ended March 31, 2011. Net cash flows used in investing activities for the same period was $4,104.  Cash flows received from financing activities totaled $179,550 and the overall change in cash was a decrease of $4,978.

Subsequent to March 31, 2011, we converted notes payable with a principal balance of $693,900 into 252,070 shares of our common stock.  Beginning in April 2011, we also sold 2,185,600 shares of common stock and warrants to purchase an additional 2,185,600 shares of common stock to investors in exchange for net proceeds totaling $2,652,000 (gross proceeds of $2,732,000, less issuance costs of $80,000).  Additionally, we made a cash payment totaling $210,000 to two shareholders of DVOP in exchange for shares previously owned by them.  On May 9, 2011 (the closing date of the Sugarmade Acquisition), we had a cash balance totaling approximately $1,738,000 (amount is net of operating expenses incurred and paid by the Company through the date of closing) and notes payable totaling $262,000.  The balance of notes payable and related accrued interest were repaid by June 3, 2011.

Our Company has entered into an operating credit facility with SCPC whereby we are able to finance the purchase of all of our Company’s products for resale from them on an interest-free basis.  Qualifying orders placed with SCPC are not required to be paid for by our Company until up to thirty days after we receive payment from our customers.  This credit facility allows us to grow our business quickly without the capital constraints posed by the need for financing our working capital requirements.  Our capital requirements going forward will consist of financing our operations until we are able to reach a level of revenues and gross margins adequate to equal or exceed our ongoing operating expenses.  Other than the operating credit facility with SCPC, we do not have any credit agreement or source of liquidity immediately available to us.

Given estimates of our Company’s future operating results and our credit arrangements with SCPC, we are currently forecasting that we have adequate financial resources to achieve cash flow break-even.  We have nevertheless included a discussion concerning the presentation of our financial statements on a going concern basis in the notes to our financial statements and our independent public accountants have included a similar discussion in their opinion on our financial statements through December 31, 2010.

Should we not achieve our forecasted operating results or should strategic opportunities present themselves such that additional financial resources would present attractive investing opportunities for our Company, we may decide in the future to issue debt or sell our Company’s equity securities in order to raise additional cash.  There are no arrangements in place for any such financing at this time.  We cannot provide any assurances as to whether we will be able to secure any necessary financing, or the terms of any such financing transaction if one were to occur.

Capital Expenditures

Our current plans do not call for our Company to expend significant amounts for capital expenditures for the foreseeable future beyond office furniture and information technology related equipment as we add employees to our Company.  SCPC produces our products that we market and our warehousing facilities are contracted for with third parties (and therefore do not require us to make capital purchases in this area).

Critical Accounting Policies

Use of estimates

The preparation of our financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue recognition

We recognize revenue in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) No. 605, Revenue Recognition.  Revenue is recognized when we have evidence of an arrangement, a determinable fee, and when collection is considered to be probable and products are delivered.  This generally occurs upon shipment of the merchandise, which is when legal transfer of title occurs.  In the event that final acceptance of our product by the customer is uncertain, revenue is deferred until all acceptance criteria have been met.  Cash received in connection with the sales of our products prior to their being recognized as revenue is recorded as deferred revenue.

Inventory

Inventory consists of finished goods paper and paper-based products ready for sale and is stated at the lower of cost or market.  We value inventories using the weighted average costing method.  We regularly review inventory and consider forecasts of future demand, market conditions and product obsolescence. If the estimated realizable value or our inventory is less than cost, we make provisions in order to reduce its carrying value to its estimated market value.

Valuation of long-lived assets

We evaluate long-lived assets for impairment whenever events or changes in circumstances indicate their net book value may not be recoverable. When such factors and circumstances exist, we compare the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made. Our management currently believes there is no impairment of our long-lived assets. There can be no assurance, however, that market conditions will not change or demand for our products under development will continue. Either of these could result in future impairment of long-lived assets.

Stock based compensation

Future stock based compensation cost will be measured at the date of grant, based on the calculated fair value of the stock-based award, and will be recognized as expense over the employee’s requisite service period (generally the vesting period of the award).  We will estimate the fair value of employee stock options granted using the Black-Scholes Option Pricing Model. Key assumptions used to estimate the fair value of stock options will include the exercise price of the award, the fair value of our common stock on the date of grant, the expected option term, the risk free interest rate at the date of grant, the expected volatility and the expected annual dividend yield on our common stock.  We will use comparable public company data among other information to estimate the expected price volatility and the expected forfeiture rate.  There were no options or warrants issued or outstanding from our Company’s inception through March 31, 2011.

Net loss per share

We calculate basic earnings per share (“EPS”) by dividing our net loss by the weighted average number of common shares outstanding for the period, without considering common stock equivalents.  Diluted EPS is computed by dividing net income or net loss by the weighted average number of common shares outstanding for the period and the weighted average number of dilutive common stock equivalents, such as options and warrants.  Options and warrants are only included in the calculation of diluted EPS when their effect is dilutive.

Recent accounting pronouncements

For discussion of recently issued and adopted accounting pronouncements, please see Note 1 to the Sugarmade financial statements included herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements

Filed at the end of this Current Report are the unaudited consolidated financial statements of Sugarmade, Inc. as of and for the three months ended March 31, 2011 and 2010.

(d) Exhibits

Exhibit No.

Description

2.1

Exchange Agreement, dated April 23, 2011, among the Company, Sugarmade-CA and the Sugarmade-CA shareholders (incorporated by reference to Exhibit 2.1 of the registrant’s current report on Form 8-K, filed with the SEC on April 27, 2011).

4.1

Form of Warrant issued to Sugarmade-CA warrant holders in connection with private placement.

4.2

Form of Warrant issued to Sugarmade-CA consultants.

4.3

Form of Warrant issued in connection with the Share Cancellation Agreement.

4.4

Form of Convertible Note Issued to note holders of Sugarmade-CA.

10.1

Share Cancellation Agreement, dated April 23, 2011, among the Company and three of its shareholders.

10.2

Form of Subscription Agreement dated between January 15, 2011 and May 6, 2011 among Sugarmade-CA and certain investors identified therein.

10.3

Conversion Agreement dated April 11, 2011 to April 22, 2011 among Sugarmade-CA and certain note holders of Sugarmade-CA identified therein.

10.4

Registration Rights Agreement dated May 9, 2011 among the Company, Sugarmade-CA and the shareholders identified therein.

10.5

Purchase Agreement dated October 26, 2009 between Sugarmade CA and Sugarmade Inc.

10.6

License and Supply Agreement dated January 1, 2011 between The Sugar Cane Paper Co. Ltd and Sugarmade-CA.

10.7

Lease Agreement dated January 10, 2011 between Sugarmade-CA and Michael Frangis.with respect to the premises located at 2280 Lincoln Avenue, Suite 200, San Jose CA 95125.

10.8

Consulting Agreement dated February 1, 2011 between Sugarmade-CA and Joseph Abrams with respect to strategic advisory services.

10.9

Diversified Opportunities, Inc. 2011 Stock Option/Stock Issuance Plan.

21.1

List of subsidiaries.

24.1

Power of Attorney (included on signature page).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED OPPORTUNITIES, INC

Date: June 23, 2011

/s/ Scott Lantz

Scott Lantz

Chief Executive Officer and Chief Financial Officer

INDEX TO FINANCIAL STATEMENTS

Sugarmade, Inc. Unaudited Condensed Financial Statements as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and March 31, 2010

Condensed Consolidated Balance Sheets at March 31, 2011 and December 31, 2010

Condensed Consolidated Statements of Operations for the three months ended March 31, 2011 and 2010

Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2011 and 2010

Notes to Condensed Consolidated Financial Statements

Sugarmade, Inc. and Subsidiary
Condensed Consolidated Balance Sheets (Unaudited at March 31, 2011)
March 31, 2011 and December 31, 2010

	March 31, 2011	December 31, 2010

Assets
Current assets:
Cash	$8,636	$13,614
Inventory	-	17,439
Other current assets	8,891	2,707

Total current assets	17,527	33,760

License and supply agreement with Sugar Cane Paper Co., Ltd., net of
accumulated amortization	341,990	346,591
Note receivable and amounts due from stockholder	197,867	187,413

	$557,384	$567,764

Liabilities and Stockholders' Deficit

Current liabilities:
Accounts payable and accrued liabilities, including amounts due to related
parties of $9,750 in 2010	$187,331	$115,046
Accrued interest, including amounts due to related parties of $4,997 (2010 - $5,902)	36,949	21,080
Notes payable due to shareholders	16,300	126,300
Accrued compensation and personnel related payables	28,702	28,177

Total current liabilities	269,282	290,603

Convertible notes payable	603,000	549,000
Convertible notes payable to related parties	252,900	252,900
Funds received for future stock sale	172,750	-

Total liabilities	1,297,932	1,092,503

Commitments and contingencies

Stockholders’ deficit
Preferred stock (no par value, 20,000,000 shares authorized, none issued
and outstanding)	-	-
Common stock (no par value, 50,000,000 shares authorized, 788,107 shares issued
and outstanding	279,530	216,730
Accumulated deficit	(1,020,078)	(741,469)

Total stockholders' deficit	(740,548)	(524,739)

	$557,384	$567,764
The accompanying notes are an integral part of these condensed consolidated financial statements.

Sugarmade, Inc. and Subsidiary
Condensed Consolidated Statements of Operations (Unaudited)
For the three months ended March 31, 2011 and 2010

	2011	2010

Sales revenues	$1,538	$8,760

Cost of goods sold:
Materials and freight costs	1,344	2,622
Provision for inventory obsolescence	15,195	-

	16,539	2,622

Gross margin	(15,001)	6,138

Operating expenses:
Selling, general and administrative expenses	238,155	155,044
Amortization of license and supply agreement	4,601	4,176

Total operating expenses	242,756	159,220

Loss from operations	(257,757)	(153,082)

Nonoperating income (expense):
Interest expense:
Related parties	(8,853)	(13,489)
Other	(18,349)	(10,193)

Interest income (including $6,350 and $2,474 in 2011 and
2010 from shareholder note receivable)	6,350	2,543

	(20,852)	(21,139)

Net loss	$(278,609)	$(174,221)

Basic and diluted net loss per share	$(0.35)	$(0.24)

Basic and diluted weighted average common shares
outstanding used in computing net loss per share	788,107	729,729

The accompanying notes are an integral part of these condensed consolidated financial statements.

Sugarmade, Inc. and Subsidiary
Condensed Consolidated Statements of Cash Flows (Unaudited)
For the three months ended March 31, 2011 and 2010

	2011	2010

Cash flows from operating activities:
Net loss	$(278,609)	$(174,221)
Adjustments to reconcile net loss to cash flows from operating activities:
Amortization of license and supply agreement	4,601	4,176
Interest income from note receivable from stockholder	(6,350)	(2,474)
Provision for inventory obsolescence	15,195	-
Changes in operating assets and liabilities:
Inventory	2,244	(33,835)
Other assets	(6,184)	805
Accounts payable and accrued liabilities	72,285	40,491
Accrued interest	15,869	3,979
Accrued compensation and personnel related payables	525	3,808

Cash flows from operating activities	(180,424)	(157,271)

Cash flows from investing activities:
Additions to notes receivable from stockholder	(4,104)	(109,000)

Cash flows from financing activities:
Proceeds from funds received for future stock sale	172,750	-
Additions to notes payable due to related parties	2,800	-
Repayments of notes payable due to related parties	(50,000)	(15,000)
Proceeds from the issuances of convertible notes payable	54,000	269,900

Cash flows from financing activities	179,550	254,900

Change in cash during period	(4,978)	(11,371)

Cash, beginning of period	13,614	29,872

Cash, end of period	$8,636	$18,501

The accompanying notes are an integral part of these condensed consolidated financial statements.

Sugarmade Inc. (formerly Simple Earth, Inc.) and Subsidiary

Notes to Condensed Consolidated Financial Statements

1.

Summary of significant accounting policies

Nature of business

Sugarmade, Inc. (hereinafter referred to as “we” or “the/our Company”) was incorporated in the state of California on March 2, 2009 under the name Simple Earth, Inc.  On October 26, 2009, we acquired all of the outstanding common stock of Sugarmade, Inc. (“SMI”) and during 2010 we began doing business as Sugarmade, Inc.  On February 1, 2011, we changed the legal name of our Company to Sugarmade, Inc. and dissolved the SMI legal entity.  Our Company is principally engaged in the business of marketing and distributing environmentally friendly non-tree-based paper products.

Basis of presentation

We have prepared the accompanying unaudited condensed consolidated financial statements in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q.  Accordingly, they do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements.  In the opinion of our management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included.  Operating results for the three months ended March 31, 2011 are not necessarily indicative of the results that may be expected for the entire year.  For further information, see our consolidated financial statements and related disclosures thereto for the year ended December 31, 2010 in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2011.

Principles of consolidation

The consolidated financial statements include the accounts of our Company and its wholly-owned subsidiary, SMI.  All significant intercompany transactions and balances have been eliminated in consolidation.

Going concern

Our consolidated financial statements have been prepared assuming that we will continue as a going concern.  Such assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business.   However, we have incurred significant net losses, have a net working capital deficiency and have a deficiency of stockholders’ equity as of and through March 31, 2011.  These factors among others raise a substantial doubt about our ability to continue as a going concern.  We are dependent upon sufficient future profitable operations and additional sales of debt or equity securities in order to meet our operating cash requirements.  We believe that our Company’s sale of common stock and warrants for net cash proceeds totaling $2,652,000 through the date of this report and the conversion of notes payable totaling $693,900 to shares of our common stock subsequent to March 31, 2011 has generated sufficient cash to allow our Company (as management currently forecasts future operations) to operate through December 31, 2011.  However, there exists the possibility that additional funding might be required by our Company and that such funding will not be available at suitable terms or at all.  These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue recognition

We recognize revenue in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) No. 605, Revenue Recognition.  Revenue is recognized when we have evidence of an arrangement, a determinable fee, and when collection is considered to be probable and products are delivered.  This generally occurs upon shipment of the merchandise, which is when legal transfer of title occurs.  In the event that final acceptance of our product by the customer is uncertain, revenue is deferred until all acceptance criteria have been met.  Cash received in connection with the sales of our products prior to their being recognized as revenue is recorded as deferred revenue.

Sugarmade Inc. (formerly Simple Earth, Inc.) and Subsidiary

Notes to Condensed Consolidated Financial Statements

Cash and cash equivalents

We consider all investments with a remaining maturity of three months or less at purchase to be cash equivalents.  Cash equivalents primarily represent funds invested in money market funds, bank certificates of deposit and U.S. government debt securities whose cost equals fair market value.  At both March 31, 2010 and December 31, 2010, our Company had no cash equivalents.

From time to time, we may maintain bank balances in excess of amounts insured by the Federal Deposit Insurance Corporation.  We have not experienced any losses with respect to cash.  Management believes our Company is not exposed to any significant credit risk with respect to its cash and cash equivalents.

Accounts receivable

Accounts receivable are carried at their estimated collectible amounts, net of any estimated allowances for doubtful accounts.  We grant unsecured credit to our customers deemed credit worthy.  Ongoing credit evaluations are performed and potential credit losses estimated by management are charged to operations on a regular basis.  At the time any particular account receivable is deemed uncollectible, the balance is charged to the allowance for doubtful accounts.  Since we cannot necessarily predict future changes in the financial stability of our customers, we cannot guarantee that our allowance for doubtful accounts will be adequate.

From time to time, we may have a limited number of customers with individually large amounts due.  Any unanticipated change in a customer’s creditworthiness could have a material effect on our results of operations in the period in which such changes or events occurred.  We had only insignificant amounts of accounts receivable (currently classified with other current assets) and no allowance for doubtful accounts as of March 31, 2011 and December 31, 2010.

Inventory

Inventory consists of finished goods paper and paper-based products ready for sale and is stated at the lower of cost or market.  We value inventories using the weighted average costing method.  We regularly review inventory and consider forecasts of future demand, market conditions and product obsolescence. If the estimated realizable value or our inventory is less than cost, we make provisions in order to reduce its carrying value to its estimated market value.

Valuation of long-lived assets

We evaluate long-lived assets for impairment whenever events or changes in circumstances indicate their net book value may not be recoverable. When such factors and circumstances exist, we compare the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made. Our management currently believes there is no impairment of our long-lived assets. There can be no assurance, however, that market conditions will not change or demand for our products under development will continue. Either of these could result in future impairment of long-lived assets.

Income taxes

We provide for federal and state income taxes currently payable, as well as for those deferred due to timing differences between reporting income and expenses for financial statement purposes versus tax purposes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in income tax rates is recognized as income or expense in the period that includes the enactment date.

Sugarmade Inc. (formerly Simple Earth, Inc.) and Subsidiary

Notes to Condensed Consolidated Financial Statements

Stock based compensation

Future stock based compensation cost will be measured at the date of grant, based on the calculated fair value of the stock-based award, and will be recognized as expense over the employee’s requisite service period (generally the vesting period of the award).  We will estimate the fair value of employee stock options granted using the Black-Scholes Option Pricing Model. Key assumptions used to estimate the fair value of stock options will include the exercise price of the award, the fair value of our common stock on the date of grant, the expected option term, the risk free interest rate at the date of grant, the expected volatility and the expected annual dividend yield on our common stock.  We will use comparable public company data among other information to estimate the expected price volatility and the expected forfeiture rate.  There were no options or warrants issued or outstanding from our Company’s inception through March 31, 2011.

Net loss per share

We calculate basic earnings per share (“EPS”) by dividing our net loss by the weighted average number of common shares outstanding for the period, without considering common stock equivalents.  Diluted EPS is computed by dividing net income or net loss by the weighted average number of common shares outstanding for the period and the weighted average number of dilutive common stock equivalents, such as options and warrants.  Options and warrants are only included in the calculation of diluted EPS when their effect is dilutive.

Fair value of financial instruments

The fair value accounting guidance defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”  The definition is based on an exit price rather than an entry price, regardless of whether the entity plans to hold or sell the asset.  This guidance also establishes a fair value hierarchy to prioritize inputs used in measuring fair value as follows:

•

Level 1:  Observable inputs such as quoted prices in active markets;

•

Level 2:  Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

•

Level 3:  Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The estimated fair values of our financial assets and liabilities are recognized at fair value on a recurring basis, using available market information and other observable data.

License and supply agreement

The intangible assets are related to the exclusive license and supply agreement with Sugar Cane Paper Company.  The Company recorded the exclusivity agreement at fair value.  The exclusivity agreement will be amortized over the life of the agreement, or twenty years.

Advertising

To the extent present in the future, we will expense advertising costs as incurred.  We have no existing arrangements under which we provide or receive advertising services from others for any consideration other than cash.

Litigation

From time to time, we may become involved in disputes, litigation and other legal actions.  We estimate the range of liability related to any pending litigation where the amount and range of loss can be estimated.  We record our best estimate of a loss when the loss is considered probable.  Where a liability is probable and there is a range of estimated loss with no best estimate in the range, we record a charge equal to at least the minimum estimated liability for a loss contingency when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements and (ii) the range of loss can be reasonably estimated.

Sugarmade Inc. (formerly Simple Earth, Inc.) and Subsidiary

Notes to Condensed Consolidated Financial Statements

Recently issued and adopted accounting pronouncements

Accounting standards promulgated by the Financial Accounting Standards Board (“FASB”) are subject to change.  Changes in such standards may have an impact on the Company’s future financial statements.  The following are a summary of recent accounting developments.

In June 2009, the FASB issued additional guidance which requires an enterprise to determine whether its variable interest or interests give it a controlling financial interest in a variable interest entity.  The primary beneficiary of a variable interest entity is that the enterprise that has both (1) the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance, and (2) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity.  The guidance also requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity.  The new guidance was effective for our Company beginning January 1, 2010 and had no material impact on our consolidated financial statements.

In October 2009, the FASB issued new accounting guidance for revenue recognition with multiple deliverables. The new guidance affects the determination of when the individual deliverables included in a multiple-element arrangement may be treated as separate units of accounting. Additionally, the guidance modifies the manner in which the transaction consideration is allocated across the separately identified deliverables by no longer permitting the residual method of revenue recognition in accounting for multiple deliverable arrangements. Our Company adopted the new guidance effective January 1, 2010 and it had no material impact on our consolidated financial statements.

In January 2010, the FASB issued revised authoritative guidance that requires more robust disclosures about the different classes of assets and liabilities measured at fair value, the valuation techniques and inputs used, the activity in Level 3 fair value measurements, and the transfers between Levels 1, 2 and 3.  This A portion of this guidance (excepting disclosures about purchases, sales, issuances and settlements in the roll forward activity in Level 3 fair value measurements) is was effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements. Those disclosures about purchases, sales, issuances and settlements in the roll forward activity in Level 3 fair value measurements are were effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Early application is encouraged. The revised guidance was adopted as of January 1, 2010 and did not have a material impact our consolidated financial statements.

2.

Acquisition of Sugarmade, Inc.

On October 26, 2009, we acquired all of the outstanding common stock of SMI from a shareholder and member of our Board of Directors in exchange for: 1) cash totaling $340,000; 2) a note payable totaling $60,000; and 3) 10% of the then outstanding common stock of our Company or 72,973 shares (with a nominal value at the date of acquisition of $.001 per share).  Additionally, we are required to pay up to two additional earn-out payments of $200,000 to the seller of SMI: 1) if net income equals or exceeds $10 million in 2011; and/or 2) if net income exceeds $11 million in 2012.

In addition to minimal amounts of saleable inventory, SMI also had an exclusive license and supply agreement (“LSA”) with Sugar Cane Paper Company (“SCPC”) located in the People’s Republic of China and controlled by the owner of SMI.  SCPC is a manufacturer and a holder of intellectual property in the area of paper from non-wood sources.  Under the LSA (as subsequently amended), we obtained the exclusive right (as defined) to market, distribute and manufacture SCPC’s proprietary products in Europe, North and South America and in other designated territories in the world.  We also obtained the rights to the Sugarmade brand name and trademarks and other provisions of the agreement with SCPC also inure to the benefit of our Company.

We accounted for the acquisition of SMI under the purchase method with the total consideration of $400,000 (the 72,973 shares issued at the time of the transaction had only a nominal fair value) allocated to: 1) the fair value of inventory of $31,942; and 2) the fair value of the LSA of $368,058.  We are amortizing the cost of the LSA over its twenty-year term and it is included in the accompanying balance sheet at its cost (net of accumulated amortization) at March 31, 2011 and December 31, 2010 of $341,990 and $346,591, respectively.  Amortization charged to operations in 2011 and 2010 totaled $4,601 and $4,176, respectively.  When accounting for the acquisition of SMI, we did not record the value of any future contingent earn-out payments as a liability nor as an increase to the value of the SMI assets acquired as we deemed that the likelihood of our

Sugarmade Inc. (formerly Simple Earth, Inc.) and Subsidiary

Notes to Condensed Consolidated Financial Statements

Company’s attaining the required levels of profitability that would require such future payments was negligible.  On February 17, 2011, the owner of SCPC agreed to forgive the balance of the note payable and the accrued interest thereon.  We accounted for the forgiveness of the note payable due to this shareholder as a capital contribution during the three months ended March 31, 2011.

We also entered into an agreement with SCPC to provide a line of credit (“LOC”) for future purchases of product from SCPC.  Advances under the LOC will require that we possess valid purchase orders from non-related customers and repayments will be due thirty days after we receive payments from our customers for the related products financed.  Total borrowings under the agreement are limited to $20 million.  We have had no borrowings outstanding under the LOC through March 31, 2011.

3.

Note receivable and amounts due from shareholder

During the year ended December 31, 2010, we advanced cash totaling $163,000 to a shareholder of our Company under a note receivable bearing interest at the rate of 14% per annum ($109,000 through March 31, 2010).  The note was scheduled to mature on December 31, 2012 and was secured by 60,370 shares of our Company’s common stock held by the shareholder.  Accrued interest due from the shareholder in connection with the notes totaled $24,762 and $18,413 at March 31, 2011 and December 31, 2010, respectively.   On April 22, 2011, we forgave the principal balance and accrued interest outstanding on the note in exchange for the 59,962 shares of our common stock securing the note.

4.

Notes payable due to shareholders

Notes payable to shareholders consisted of the following at March 31, 2011 and December 31, 2010, respectively:

	Notes payable		Accrued interest
	2011	2010	2011	2010

Note payable to shareholder and former owner of SMI, interest accrued at 4% per annum, forgiven in 2011	$ -	$ 60,000	$ -	$ 2,800
Notes payable from shareholder, unsecured, interest free, due on demand	16,300	66,300	-	-

	$ 16,300	$126,300	$ -	$ 2,800

Interest expense in connection with these notes payable totaled $600 for the three months ended March 31, 2010 and is included with interest expense to related parties in the accompanying statements of operations.

Sugarmade Inc. (formerly Simple Earth, Inc.) and Subsidiary

Notes to Condensed Consolidated Financial Statements

5.

Convertible notes payable and accrued interest

Convertible notes payable and accrued interest consisted of the following at March 31, 2011 and December 31, 2010:

	Notes payable		Accrued interest
	2011	2010	2011	2010

Notes payable to related parties, unsecured, interest accrues at the rate of 14% per annum with accrued interest payable monthly, bonus interest of up to 8.78% of earnings before interest, depreciation, taxes and amortization (as defined), all amounts due and payable December 31, 2015 (unless demanded beforehand by note holder on or after December 31, 2012), convertible into shares of our Company’s common stock after December 31, 2012 at the rate of $2.70 per share.	$252,900	$252,900	$11,804	$ 5,902
Notes payable, unsecured, interest accrues at the rate of 14% per annum with accrued interest payable monthly, bonus interest of up to 18% of earnings before interest, depreciation, taxes and amortization (as defined), all amounts due and payable December 31, 2015 (unless demanded beforehand by note holder on or after December 31, 2012), convertible into shares of our Company’s common stock after December 31, 2012 at the rate of $2.70 per share	465,000	465,000	21,700	10,850
Notes payable, unsecured, interest accrues at the rate of 6% per annum, all principal and interest amounts due and payable October 2013, convertible into shares of our Company’s common stock at the rate of $3.70 per share	138,000	84,000	3,045	1,528

	$855,900	$801,900	$ 36,549	$ 18,280

Interest expense in connection with all convertible notes payable outstanding totaled $27,045 and $22,770 for the three months ended March 31, 2011 and 2010, respectively, and is recorded as interest expense in the accompanying statements of operations.  From April 11, 2011 to April 22, 2011, notes payable with a principal balance totaling $693,900 were subsequently converted into 252,070 shares of our common stock..  The remainder of the notes payable and all accrued interest were repaid on June 3, 2011.

6.

Stockholders’ equity

Stock Option Plan

On March 2, 2009, the Company’s shareholders adopted the 2009 Stock Option/Stock Issuance Plan (the “2009 Plan”) and reserved 150,000 shares of common stock for issuance under the 2009 Plan.  The 2009 Plan provided for the issuance of both non-qualified stock options and incentive stock options (“ISOs”), and permitted grants to employees, non-employee directors and consultants of the Company.   Generally, stock option grants under this plan will vest over a period from four to five years and have a term not to exceed 10 years, although the Plan Administrator has the discretion to issue option grants with varying terms.   No stock or stock options were issued under the 2009 Plan through March 31, 2011.

On April 27, 2011, our Company’s Board of Directors made modifications to the Plan, including the modification of the number of shares of common stock reserved for issuance under the Plan to 1,500,000 shares.

Sugarmade Inc. (formerly Simple Earth, Inc.) and Subsidiary

Notes to Condensed Consolidated Financial Statements

7.

Income taxes

Our provisions for income taxes for the three months ended March 31, 2011 and 2010, were as follows (using our blended effective Federal and State income tax rate of 40.3%):

	2011	2010

Current Tax Provision:
Federal and state
Taxable income	$-	$-
Total current tax provision	$-	$-

Deferred Tax Provision:
Federal and state
Net loss carryforwards	$(87,000)	$(70,000)
Change in valuation allowance	87,000	70,000
Total deferred tax provision	$-	$-

We had deferred income tax assets as of March 31, 2011 and December 31, 2010 as follows:

	2011	2010

Loss carryforwards	$354,000	$275,000
Less - valuation allowance	(354,000)	(275,000)
Total net deferred tax assets	$-	$-

As of March 31, 2011, we had net operating loss carryforwards for income tax reporting purposes of approximately $880,000 for federal and California state income tax that may be offset against future taxable income.  The net operating loss carryforwards begin to expire in 2024.  Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs.  Therefore, future issuances of our equity securities may limit the amount of NOL available to offset any future taxable income that our Company may generate in the future.  Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of an equivalent amount.  The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes were as follows:

	2010	2009
Federal statutory rate	34.0%	34.0%
State tax, net of federal benefits	6.3%	6.3%
Less valuation allowance	(40.3%)	(40.3%)
Effective income tax rate	- %	- %

We performed an analysis of our previous tax filings and determined that there were no positions taken that we consider uncertain and therefore, there were no unrecognized tax benefits as of March 31, 2011.  Future changes in the unrecognized tax benefit are not expected to have an impact on the effective tax rate due to the existence of the valuation allowance.  We estimate that the unrecognized tax benefit will not change within the next twelve months.  We will classify income tax penalties and interest, if any, as part of interest and other expenses in our statements of operations (we have incurred no interest or penalties through March 31, 2011).  We have open tax years for federal and state of 2009 through 2011.  Due to our significant net operating loss carryforwards, even if certain of our tax positions were disallowed, we do not believe we will be liable for the payment of taxes in the near future.  Consequently, we did not calculate the impact of interest or penalties on amounts that might be disallowed.

Sugarmade Inc. (formerly Simple Earth, Inc.) and Subsidiary

Notes to Condensed Consolidated Financial Statements

8.

Commitments and contingencies

Our Company entered into a lease agreement for its office facilities with a term beginning on February 1, 2011 and extending through April 2014.  Future annual lease amounts due under our lease agreement total: $22,182 - 2011; $51,386 - 2012; $54,350 - 2013 and $9,220 - 2014.

9.

Subsequent events

In preparing these financial statements, our Company has evaluated events and transactions for potential recognition or disclosure through June 23, 2011, the date the financial statements were available to be issued.

On April 23, 2011, we entered into an exchange agreement (the “Exchange Agreement”) with Diversified Opportunities, Inc. (“DVOP”), a Delaware corporation. Under the terms of the Exchange Agreement, DVOP acquired up to 90% of our shares through an acquisition of all or at least 90% of our outstanding stock (the "Exchange"). Upon the closing of the Exchange on May 9, 2011, DVOP owned our Company as a subsidiary. The Exchange Agreement provided that upon the closing of the transaction, our current Chief Executive Officer, Scott Lantz was appointed as a director and the Chief Executive Officer of DVOP.  The Exchange Agreement further provided that 10 days after the filing and mailing of a Schedule 14(f)-1, DVOP’s remaining member of its Board of Directors resigned as a director, and four new directors designated by our Company were appointed to DVOP’s Board of Directors.

Under the terms of the Exchange Agreement, at least 90% of our shareholders exchanged all of their shares of stock for an aggregate of 8,864,108 shares of DVOP common stock.  In connection with the Exchange Agreement and effective at the closing of the Exchange transaction, DVOP’s three principal shareholders agreed to enter into a Share Cancellation Agreement pursuant to which 8,762,500 shares held by them were canceled or redeemed in exchange for the Company’s payment of $210,000, the issuance of 200,000 warrants to purchase DVOP common stock at $1.25 per share, and certain registration rights.

At the closing of the Exchange, DVOP had no operations and was a “shell” company.  At the closing of the Exchange, DVOP’s operations became those of our Company, and DVOP intends to change its name to “Sugarmade, Inc.” and operate under that name.  In April 2011, we entered into the following transactions in contemplation of a merger with DVOP:

•

Issued 252,070 shares of Sugarmade-CA common stock upon the conversion by existing Sugarmade-CA note holders of notes payable with a principal balance outstanding totaling $693,900.

•

Issued a total of 3,284,229 shares of common stock of Sugarmade-CA to its Chief Executive Officer and a member of its Board of Directors in exchange for nominal cash proceeds.

•

Issued options to purchase up to 920,000 shares of common stock of Sugarmade-CA to ten individuals with terms ranging from five to ten years at an exercise price of $1.25 per share.

•

Issued warrants to purchase up to 600,000 shares of common stock of Sugarmade-CA to three individuals with immediate vesting, terms of two years and an exercise price of $1.25 per share.

•

Issued units including a total of 1,730,400 shares and two-year warrants to purchase up to 1,730,400 shares of common stock in exchange for net cash proceeds totaling $2,083,000 (gross proceeds of $2,163,000, less commissions and related costs totaling $80,000).

Following the consummation of the Exchange, in exchange for gross proceeds totaling $569,000, we issued an additional 455,200 shares and warrants with two-year terms to purchase up to an additional 455,200 shares of our common stock with an exercise price of $1.50 per share.  The subscription and warrant agreements carried identical terms to those entered into prior to the Exchange.

On May 26, 2011, the Company also approved the issuance of warrants to four Company employees and consultants to purchase up to a total of 189,000 shares of Company common stock at $1.25 per share, in consideration for their services as employees or consultants to the Company.  The warrants have vesting periods ranging between three months and three years.